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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   Form 8-K



               Current Report Pursuant to Section 13 or 15(D) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): November 25, 1997
                                                        -----------------


                         LENFEST COMMUNICATIONS, INC.
                         ----------------------------
              (Exact Name of Registrant as Specified in Charter)




       Delaware                        33-96804                  23-2094942
       --------                        --------                  ----------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
   of Incorporation)                  File Number)           Identification No.)




                     1105 North Market Street, Suite 1300
                                 P.O. Box 8985
                          Wilmington, Delaware           19899
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              (Address of Principal Executive Offices) (Zip Code)




                                (302) 427-8602
                                --------------
             (Registrant's telephone number, including area code)


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Item 5.  Other Events.

        On November 25, 1997, John C. Malone informed the Registrant that he had been designated as a member of the Board of Directors of the Registrant by LMC Lenfest, Inc., an indirect, wholly-owned subsidiary of Tele-Communications, Inc. (collectively, "TCI"). As a result, the current composition of the Board of Directors is as follows: H.F. Lenfest, Marguerite B. Lenfest and Diane A. Lenfest as Lenfest representatives; and John C. Malone and Jerome H. Kern as TCI representatives.




                                  Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Lenfest Communications, Inc.


Dated:  December 11, 1997                       By:  /s/Harry F. Brooks
        -----------------                          -----------------------------
                                                        Harry F. Brooks,
                                                        Executive Vice President